Advisors Disciplined Trust 1942

Supplement to the Prospectus

Worldpay, Inc. (NYSE: WP) has been acquired by Fidelity National Information Services, Inc. (NYSE: FIS). Worldpay, Inc. shareholders received FIS shares and cash in exchange for their WP shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the Kames Sustainable Equity Portfolio, Series 2019-2Q now includes shares of Fidelity National Information Services, Inc. and will no longer include shares of Worldpay, Inc.

Supplement Dated: July 31, 2019